SEC File Nos.
            811-1884
            2-34371


                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 48  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 27   (X)

                                  ENDOWMENTS
             (Exact name of registrant as specified in charter)
P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
             (Address of principal executive offices) (Zip Code)
    Registrant's Telephone Number, Including Area Code:  (415) 421-9360

                                Patrick F. Quan
                                  Secretary
                                  Endowments
                 P.O. Box 7650, One Market, Steuart Tower
                        San Francisco, California 94120
                    (Name and address of agent for service)


                                    Copy to:
                           Robert E. Carlson, Esq.
                    Paul, Hastings, Janofsky & Walker LLP
                           555 South Flower Street
                        Los Angeles, California 90071

                     The Registrant has filed a declaration
                          pursuant to Rule 24f-2.  On
                      September 25, 1998, it filed its 24f-2
                             Notice for fiscal 1998.

                  Approximate date of proposed public offering:
                   [X] It is proposed that this filing will
                     become effective on October 1, 1998
                     pursuant to paragraph (b) of Rule 485.



                                  ENDOWMENTS
                             Cross Reference Sheet


                                     PART A
                       Information Required in Prospectus

Item Number    Heading

1              Cover Page
2              Expenses
3              Financial Highlights
4              Organization and Management of Endowments; Investment
               Policies and Risks
5              Multiple Portfolio Counselor System;
               Organization and Management of Endowments
5A             Investment Results
6              Shareholder Services; Purchasing Shares--Share
               Price; Dividends, Distributions and  Taxes
7              Purchasing Shares--Share Price
8              Selling Shares
9              Not Applicable

                                     PART B
          Information Required in Statement of Additional Information

Item Number    Heading

10             Cover Page
11             Table of Contents
12             About Endowments
13             Description of Certain Securities; Fundamental
               Policies and Investment Restrictions
14             Management of the Trust
15             Not Applicable
16             Management of the Trust
17             Execution of Portfolio Transactions
18             General Information
19             Purchase of Shares; Redemption of Shares
20             Dividends, Distributions and Federal Taxes
21             Not Applicable
22             Investment Results
23             Financial Statements

                                     PART C

24             Financial Statements and Exhibits
25             Persons Controlled by or under Common Control with
               Registrant
26             Number of Holders of Securities
27             Indemnification
28             Business and Other Connections of Investment Adviser
29             Principal Underwriter
30             Location of Accounts and Records
31             Management Services
32             Undertakings
               Signature Page


--------------------------------------------------------------------------------


                                   Endowments
                                   Prospectus




                                 OCTOBER 1, 1998

ENDOWMENTS
One Market
Steuart Tower, Suite 1800
P.O. Box 7650
San Francisco, CA 94120
--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                     4       Investment Results                     15
 ..................................   ..................................
Financial Highlights         5       Dividends, Distributions and Taxes     18
 ..................................
Investment Policies and              ..................................
Risks                        6       Organization and Management of Endowments
                                     ..................................     19
Securities and Investment            ..................................
  Techniques                 8       Shareholder Services                   21
 ..................................
Multiple Portfolio
  Counselor System          13


Endowments (the "Trust") is an open-end management investment company with two diversified series, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds"). In a transaction approved by shareholders and completed on July 31, 1998, Growth and Income Portfolio acquired all of the assets and liabilities of Endowments, Inc. Bond Portfolio entered into a similar transaction with Bond Portfolio for Endowments, Inc. on the same date. As a result, certain financial and other information appearing in this prospectus reflects the operations of these predecessor entities through the date of the reorganization.

GROWTH AND INCOME PORTFOLIO The primary investment objective of Growth and Income Portfolio is long-term growth of principal, with income and preservation of capital as secondary objectives. The fund strives to accomplish these objectives by normally investing primarily in common stocks or securities convertible into common stock. Major investment emphasis will be given to stocks of companies which appear to have favorable prospects for long-term growth of capital and income.

BOND PORTFOLIO The investment objective of Bond Portfolio is to seek as high a level of current income as is consistent with the preservation of capital. Any capital appreciation is incidental to the fund's objective of current income. The fund strives to accomplish this objective by investing primarily in quality-oriented fixed-income securities, as described further in this prospectus.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

Shareholders of the Trust are limited to: (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The Trust may change this policy at any time without the approval of the Trust's shareholders. An investment in the funds involves a certain amount of risk and may not be suitable for all investors. See "Investment Policies and Risks."

This prospectus presents information you should know before investing in the fund(s). You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND(S). THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND(S) IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------
   EXPENSES
The effect of the expenses described below is reflected in the funds' share prices and investment returns.

Shareholders pay no shareholder transaction expenses when buying or selling shares of either fund. Operating expenses are paid by the funds.

SHAREHOLDER TRANSACTION EXPENSES

The funds have no sales charges on purchases or reinvested dividends, deferred sales charges, redemption fees or exchange fees.

FUND OPERATING EXPENSES (as of July 31, 1998)
(as a percentage of average net assets after fee waiver)

                                 GROWTH
                               AND INCOME   BOND
                               PORTFOLIO  PORTFOLIO
--------------------------------------------------------------------------------
Management fees                  0.50%       0.46%
 ................................................................................
12b-1 expenses                    none       none
 ................................................................................
Other expenses                   0.25%       0.29%
 ................................................................................
Total fund operating expenses    0.75%1    0.75%/1/

/1/Priorto July 31, 1998, Capital Research and Management Company (the
  "Investment Adviser") had been voluntarily waiving fees to the extent necessary to ensure that the expenses of either Endowments, Inc. or Bond Portfolio for Endowments, Inc. did not exceed 0.75% of average net assets per annum. The Investment Advisory and Service Agreements between the Investment Adviser and Endowments (on behalf of Growth and Income Portfolio and Bond Portfolio), dated July 31, 1998, specify that Capital Research and Management Company will reduce the fees payable to it by the amount ordinary operating expenses of either fund exceeds 0.75% of its average net assets per annum. Without such a waiver or reduction, fees for Growth and Income Portfolio--or Endowments, Inc. prior to July 31, 1998--(as a percentage of average net assets) would have been 0.89%; fees for Bond Portfolio--or Bond Portfolio for Endowments, Inc. prior to July 31, 1998--(as a percentage of average net assets) would have been 1.08%.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:

                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
Growth and Income Portfolio    $8     $24     $42     $93
 ................................................................................
Bond Portfolio                 $8     $24     $42     $93

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information for the eight years ended July 31, 1998 has been audited by Deloitte & Touche llp, independent auditors, and for the two years ended July 31, 1990 by KPMG Peat Marwick, independent auditors. These tables should be read together with the financial statements which are included in the statement of additional information and annual report of each respective portfolio.

                          GROWTH AND INCOME PORTFOLIO

SELECTED PER-SHARE DATA*

                                                  YEARS ENDED JULY 31
                                 ...........
                          1998**     1997    1996    1995    1994    1993    1992    1991    1990    1989
             ---------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $ 22.66   $18.61  $18.06  $17.18  $18.43  $18.26  $17.89  $16.91  $18.22  $16.71
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income        .51      .56     .58     .63     .65     .66     .78     .78     .89     .98
 ................................................................................
Net realized and
unrealized gain (loss)
on investments              1.16     6.04    1.73    2.21    (.16)   1.05    1.74    1.60    (.16)   2.52
 ................................................................................
Total income from
investment operations       1.67     6.60    2.31    2.84     .49    1.71    2.52    2.38     .73    3.50
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income           (.57)    (.55)   (.61)   (.61)   (.66)   (.69)   (.73)   (.87)  (1.01)   (.89)
 ................................................................................
Distributions from net
realized gains            (11.67)   (2.00)  (1.15)  (1.35)  (1.08)   (.85)  (1.42)   (.53)  (1.03)  (1.10)
 ................................................................................
Total distributions       (12.24)   (2.55)  (1.76)  (1.96)  (1.74)  (1.54)  (2.15)  (1.40)  (2.04)  (1.99)
 ................................................................................
Net asset value,
end of year              $ 12.09   $22.66  $18.61  $18.06  $17.18  $18.43  $18.26  $17.89  $16.91  $18.22
----------------------------------------------------------------------------------------------------------
Total return                9.05%   38.40%  13.22%  18.57%   2.77%  10.05%  15.74%  15.03%   4.13%  23.22%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)                $43      $48     $59     $57     $53     $72     $58     $46     $39     $43
 ................................................................................
Ratio of expenses to
average net assets           .75%1    .74%    .82%    .73%    .73%    .64%    .70%    .69%    .68%    .69%
 ................................................................................
Ratio of net income
to average net assets       2.69%    2.73%   3.12%   3.70%   3.78%   3.72%   4.37%   4.63%   5.08%   5.76%
 ................................................................................
Portfolio turnover rate    48.59%   50.69%  38.73%  24.04%  25.58%  29.70%  20.35%  34.43%  20.75%  19.70%
----------------------------------------------------------------------------------------------------------

 * All per share data reflects the 100-for-1 stock split effected on February 16, 1988.
** On July 31, 1998, Growth and Income Portfolio acquired all of the assets and liabilities of Endowments, Inc.
 /1/HadCapital Research and Management Company not waived management services fees, the fund's expense ratio would have been 0.89% for the fiscal year ended 1998.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS
--------------------------------------------------------------------------------
                                 BOND PORTFOLIO

SELECTED PER-SHARE DATA*

                                                  YEARS ENDED JULY 31
                                   ...........
                         1998**       1997       1996       1995    1994     1993    1992    1991    1990    1989
                --------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $17.17     $16.63     $16.82     $16.86  $19.66   $19.44  $17.76  $17.50  $17.83  $17.10
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income      1.19       1.21       1.22       1.26    1.32     1.49    1.47    1.49    1.61    1.60
 ................................................................................
Net realized and
unrealized gain (loss)
on investments             (.09)       .52       (.19)       .01   (1.51)     .64    1.70     .28    (.46)    .61
 ................................................................................
Total income from
investment operations      1.10       1.73       1.03       1.27    (.19)    2.13    3.17    1.77    1.15    2.21
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income         (1.34)     (1.19)     (1.22)     (1.24)  (1.35)   (1.48)  (1.49)  (1.51)  (1.48)  (1.48)
 ................................................................................
Distributions from net
realized gains               --         --         --       (.07)  (1.26)    (.43)     --      --      --      --
 ................................................................................
Total distributions       (1.34)     (1.19)     (1.22)     (1.31)  (2.61)   (1.91)  (1.49)  (1.51)  (1.48)  (1.48)
 ................................................................................
Net asset value,
end of year              $16.93     $17.17     $16.63     $16.82  $16.86   $19.66  $19.44  $17.76  $17.50  $17.83
------------------------------------------------------------------------------------------------------------------
Total return               6.70%     10.83%      6.25%      7.97%  (1.44)%  11.74%  18.69%  10.78%   6.86%  13.68%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(in millions)               $29        $33        $41        $44     $46      $67     $65     $46     $39     $40
 ................................................................................
Ratio of expenses to
average net assets          .75%/1/    .75%/1/    .75%/1/    .76%    .77%     .65%    .68%    .68%    .69%    .70%
 ................................................................................
Ratio of net income
to average net assets      6.87%      7.04%      7.17%      7.52%   6.99%    7.69%   8.04%   8.76%   9.25%   9.28%
 ................................................................................
Portfolio turnover
rate                      50.40%     22.18%     54.43%     69.22%  82.12%   35.97%  63.30%  54.86%  42.90%  64.21%
------------------------------------------------------------------------------------------------------------------

 * All per share data reflects the 50-for-1 stock split effected on
   February 16, 1988.
** On July 31, 1998, Bond Portfolio acquired all of the assets and liabilities of Bond Portfolio for Endowments, Inc.
 /1/HadCapital Research and Management Company not waived management services fees, the fund's ratios would have been 1.08%, 0.85% and 0.80% for the fiscal years ended 1998, 1997 and 1996, respectively.
--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

Growth and Income Portfolio's primary investment objective is long-term growth of principal, with income and preservation of capital as secondary objectives.

The fund will normally invest primarily in common stocks or securities convertible into common stock, including those issued by real estate investment trusts. The fund will emphasize stocks of companies which have favorable prospects for long-term growth of both capital and income. The fund may also purchase preferred stocks and straight corporate debt securities that are rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's, or unrated but determined to be of equivalent quality by Capital

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS
Research and Management Company, the funds' investment adviser. In addition, cash and cash equivalents and U.S. Government securities may also be held. The fund may from time to time invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S. The fund will normally diversify its investments among different industries although the degree of diversification will vary from time to time in accordance with the judgment of management.

Bond Portfolio's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

The fund invests primarily in fixed-income securities, including bonds and debentures. These securities will be investment grade, which are rated in the top four quality categories (those rated Baa or above by Moody's or BBB or above by S&P) or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. Securities rated Baa or BBB are considered investment grade but may have speculative characteristics.

Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered to be any debt securities having initial maturities in excess of one year.) The fund may also invest up to 10% of its assets in obligations of corporations or government entities outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, U.S. dollar-denominated and meet the quality standards set forth above. In addition, the fund may invest in notes and bonds issued by governments, their agencies or instrumentalities, or corporations in which the principal value and/or interest payments vary with the rate of inflation.

The fixed-income securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income. In addition, the fund may hold cash or cash equivalents.

                                      ---

As the majority of the funds' shareholders are non-profit institutions, the funds' investments will be consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

MORE INFORMATION ON THE FUNDS' INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the funds' net assets unless otherwise indicated. The funds' fundamental investment restrictions (described in the statement of additional information) and their investment objectives may not be changed without shareholder approval.

THE FUNDS MAY NOT ACHIEVE THEIR INVESTMENT OBJECTIVES DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUNDS MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

PERTAINS TO GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO:

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

OTHER SECURITIES

The funds may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

The funds may invest in securities guaranteed by the U.S. Government including
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

RESTRICTED AND ILLIQUID SECURITIES

The funds may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the funds' board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of illiquid securities.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

INVESTING IN VARIOUS COUNTRIES

Investing outside the U.S. involves special risks caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the funds' investment activities outside the U.S. The Growth and Income Portfolio can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the Growth and Income Portfolio may bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs for either fund may be associated with the maintenance of assets in certain jurisdictions.

PERTAINS TO GROWTH AND INCOME PORTFOLIO:

EQUITY SECURITIES

The fund will ordinarily invest in equity securities, which represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

PERTAINS TO BOND PORTFOLIO:

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. Government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. Government agencies is guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. Government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into reverse repurchase agreements, which are the sale of a security by the fund and its agreement to repurchase the security at a specified time and price at a later date.

The fund may also enter into "roll" transactions which are the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system a fund's portfolio is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Growth and Income Portfolio and Bond Portfolio are listed on next page.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

GROWTH AND INCOME PORTFOLIO

                                                            YEARS OF EXPERIENCE
                                                                    AS
                                                                INVESTMENT
                                                               PROFESSIONAL
                                                               (APPROXIMATE)
                                              .................................
                                   YEARS OF EXPERIENCE     WITH CAPITAL
  PORTFOLIO                      AS PORTFOLIO COUNSELOR    RESEARCH AND
  COUNSELORS                   (AND RESEARCH PROFESSIONAL,  MANAGEMENT
  FOR GROWTH                       IF APPLICABLE) FOR       COMPANY OR
  AND INCOME       PRIMARY     GROWTH AND INCOME PORTFOLIO     ITS       TOTAL
  PORTFOLIO       TITLE(S)           (APPROXIMATE)          AFFILIATES   YEARS
--------------------------------------------------------------------------------
ROBERT G.      Senior Vice     8 years (in                  23          26 years
O'DONNELL      President.      addition to 18              years
               Senior Vice     years as a
               President and   research
               Director,       professional
               Capital         prior to
               Research and    becoming a
               Management      portfolio
               Company         counselor for
                               the fund).
--------------------------------------------------------------------------------
CLAUDIA P.     Vice President  3 years (in                  21          23 years
HUNTINGTON     (Growth and     addition to 20              years
               Income          years as a
               Portfolio).     research
               Senior Vice     professional
               President,      prior to
               Capital         becoming a
               Research and    portfolio
               Management      counselor for
               Company         the fund).

BOND PORTFOLIO

                                                      YEARS OF EXPERIENCE AS
                                                            INVESTMENT
                                                           PROFESSIONAL
                                                          (APPROXIMATE)
                                              .................................
                                        YEARS OF
                                       EXPERIENCE     WITH CAPITAL
                                      AS PORTFOLIO    RESEARCH AND
   PORTFOLIO                           COUNSELOR       MANAGEMENT
   COUNSELORS                           FOR BOND       COMPANY OR
      FOR              PRIMARY         PORTFOLIO          ITS         TOTAL
 BOND PORTFOLIO       TITLE(S)       (APPROXIMATE)     AFFILIATES     YEARS
-------------------------------------------------------------------------------
 ABNER D.          Senior Vice      23 years           31            46 years
 GOLDSTINE         President.                         years
                   Senior Vice
                   President and
                   Director,
                   Capital
                   Research and
                   Management
                   Company
-------------------------------------------------------------------------------
 JOHN H.           Vice President   10 years           15            16 years
 SMET              (Bond                              years
                   Portfolio).
                   Vice
                   President,
                   Capital
                   Research and
                   Management
                   Company

 Capital Research and Management Company has managed the funds' assets since July 26, 1975.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

--------------------------------------------------------------------------------

INVESTMENT RESULTS

The funds may compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis.

- TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

- YIELD is computed by dividing the net investment income per share earned by a fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

- DISTRIBUTION RATE reflects dividends that were paid by a fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

                          GROWTH AND INCOME PORTFOLIO
                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1998)

AVERAGE
ANNUAL          THE FUND
TOTAL            AT NET      S&P
RETURNS:     ASSET VALUE/1/ 500/2/
--------------------------------------------------------------------------------
One year         19.75%     30.09%
 ................................................................................
Five years       16.80%     23.03%
 ................................................................................
Ten years        14.90%     18.52%
 ................................................................................
Lifetime/3/      15.23%     16.03%

--------------------------------------------------------------------------------
Yield/1/: 2.64%
Distribution Rate: 1.97%

                                 BOND PORTFOLIO
                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1998)

AVERAGE
ANNUAL          THE FUND       LEHMAN
TOTAL            AT NET       AGGREGATE
RETURNS:     ASSET VALUE/1/ BOND INDEX/4/
--------------------------------------------------------------------------------
One year          8.99%         10.54%
 ................................................................................
Five years        6.13%          6.88%
 ................................................................................
Ten years         9.05%          9.07%
 ................................................................................
Lifetime/3/       9.73%          9.77%/5/

--------------------------------------------------------------------------------
Yield/1/: 5.63%
Distribution Rate: 7.17%

/1/These fund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/For the period beginning July 26, 1975 (when Capital Research and Management
  Company became the investment adviser of the funds' assets).
/4/Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975.
  For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indices are based on July 31, 1975 index value.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

Here are the funds' annual total returns. This inforamtion is being suppled on a calendar year basis for comparative purposes.

                      GROWTH AND INCOME PORTFOLIO

1988   13.37
1989   25.4
1990   0.42
1991   22.57
1992   9.56
1993   9.56
1994   1.54
1995   28.31
1996   17.43
1997   28.81

                             BOND PORTFOLIO

1988   9.18
1989   12.56
1990   6.04
1991   20.32
1992   9.4
1993   12.23
1994   -4.31
1995   15.99
1996   3.98
1997   8.72

Past results are not an indication of future results and may reflect a fee waiver.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The funds usually pay dividends, which may fluctuate, in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the Trust qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Trust itself (and hence the funds) is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes.

This is a brief summary of some of the tax laws that affect your investment in the funds. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT OF ENDOWMENTS

TRUST ORGANIZATION AND VOTING RIGHTS

Endowments, Inc., the predecessor to the Growth and Income Portfolio, was organized as a Delaware corporation in 1969; Bond Portfolio for Endowments, Inc., the predecessor to the Bond Portfolio, was organized as a Delaware corporation in 1970. Each fund is now a separate series of a Delaware business trust which is a registered, open-end, diversified management investment company. The Trust was organized on May 14, 1998. All fund operations are supervised by the Trust's board of trustees who meet periodically and perform duties required by applicable state and federal laws. The funds do not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote.

As of August 31, 1998, the following shareholders owned 5% or more of the funds' outstanding shares:

Growth and Income Portfolio -- California Institute of the Arts (24700 McBean Parkway, Valencia, CA 91355) (540,441 shares, 14.33%); Citizens' Scholarship Foundation of America (1505 Riverview Road, P.O. Box 297, St. Peter, MN 56082) (271,725 shares, 7.20%); DeKalb County Community Foundation (2225 Gateway Drive, Sycamore, IL 60178) (204,761 shares, 5.43%); Foundation for Reproductive Research and Education (333 E. Superior Street, Prentice 490, Chicago, IL 60611) (215,377 shares, 5.71%); and Loyola Marymount University (7900 Loyola Boulevard, Los Angeles, CA 90045) (213,305 shares, 5.66%).

Bond Portfolio -- California Institute for the Arts (24700 McBean Parkway, Valencia, CA 91355) (514,168 shares, 30.10%); Citizens' Scholarship of America (1505 Riverview Road, P.O. Box 297, St. Peter, MN 56082) (139,962 shares, 8.19%); and Hudson Institute, 5395 Emerson Way, (P.O. Box 26919, Indianapolis, IN 46226) (151,064 shares, 8.84%). As California Institute of the Arts owns in excess of 25% of the voting shares of the fund, it is, pursuant to the Investment Company Act of 1940, presumed to be a controlling person of the fund.

Shareholder inquiries may be made in writing to Endowments, One Market, Steuart Tower, Suite 1800, P.O. Box 7650, San Francisco, CA 94120 or by calling 415/393-7105.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, has managed the funds' assets since July 25, 1975 and is the investment adviser to other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The management fee paid by the funds to Capital Research and Management Company may not exceed 0.50% of each fund's average net assets annually and declines at certain asset levels. The total management fees paid by each fund, as a percentage of average net assets, for the previous fiscal year are discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the funds' code of ethics.

PORTFOLIO TRANSACTIONS

Orders for the funds' portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research, statistical, and other related services for the benefit of the funds and/or other funds served by Capital Research and Management Company.

TRANSFER AGENT

American Funds Service Company serves as the transfer agent for the funds and performs shareholder service functions. An agent of American Funds Service Company who performs transfer agent services for the funds is located at One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

SHAREHOLDER SERVICES

The funds offer you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice.
--------------------------------------------------------------------------------
PURCHASING SHARES

Shares of the funds may be purchased directly from the funds only by (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organizations"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the board of trustees for investments which meet certain standards. Any shareholder which no longer fulfills the characteristics described above must transfer its shares to an eligible entity or, at the shareholder's option, sell its shares at net asset value.

The purchase of shares may be paid in cash or in acceptable securities valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares -- Price of Shares." Acceptable securities are those securities deemed acceptable by Capital Research and Management Company; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

-  Automatic Reinvestment

  Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

-   Right of Accumulation

  You may take into account the current value of your existing holdings in the Growth and Income Portfolio and the Bond Portfolio, as well as your holdings in The American Funds Group, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity.

--------------------------------------------------------------------------------
  ENDOWMENTS / PROSPECTUS

-  Exchange Feature

  As a shareholder of Growth and Income Portfolio or Bond Portfolio, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of the Growth and Income Portfolio and/or the Bond Portfolio. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

  This exchange may or may not have potential tax consequences for the shareholder. Shareholders should consult their tax or financial advisers before exchanging their shares under this option.

-  Automatic Withdrawals

  Shareholders may authorize automatic withdrawals from their accounts. All shares owned or purchased by a shareholder will be credited to the shareholder's withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete a shareholder's invested capital. Withdrawal payments, therefore, should not be considered as a yield or income on the investment.

-  Account Statements

  A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

SHARE PRICE

Each fund's share price, also called net asset value, is determined as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. Each fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the net asset value next determined after your investment is received and accepted.

--------------------------------------------------------------------------------
                                      ENDOWMENTS / PROSPECTUS

--------------------------------------------------------------------------------

SELLING SHARES

Shares are credited to your account and shares of the funds are redeemable through the funds at net asset value. Shareholders may sell (redeem) their shares, by tendering a request in proper form, at the offices of the Trust, P.O. Box 7650, One Market, Steuart Tower (Suite 1800), San Francisco, California 94120. Proper tender of shares requires a written request for redemption. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received. (See "Purchasing Shares -- Share Price.") Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount a shareholder receives for shares sold may be more or less than the amount paid for them.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the funds and its shareholders. However, the funds understand that their key service providers --
  including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the companies in which the funds invest. For example, companies may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The funds and their investment adviser will continue to monitor developments relating to this issue.

  ENDOWMENTS / PROSPECTUS

                    OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)


 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the funds, including the
 portfolio holdings, a           funds' financial statements.
 statement from portfolio
 management and the
 independent auditor's
 report.

                                 A current SAI has been filed
                                 with the Securities and
                                 Exchange Commission ("SEC").
                                 It is incorporated by
                                 reference into this
                                 prospectus and is available
                                 along with other related
                                 materials on the SEC's
                                 Internet Web site at
                                 http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of
 the funds' personal
 investing policy.

 To request a free copy of any of the documents above:

 Write to the Secretary
 of the Trust
 P.O. Box 7650
 San Francisco, CA 94120

This prospectus has been printed on recycled paper.

                                   ENDOWMENTS
                                     Part B

                      Statement of Additional Information
                                October 1, 1998

 Endowments (the "Trust") is an open-end management investment company, commonly known as a mutual fund. The Trust offers two diversified investment portfolios, Growth and Income Portfolio and Bond Portfolio (collectively, the "funds").

    This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments dated October 1, 1998. The Prospectus may be obtained by writing to the funds' at the following address:


                                   ENDOWMENTS

                             ATTENTION:  SECRETARY
                      ONE MARKET STEUART TOWER, SUITE 1800
                                  P.O. BOX 7650
                        SAN FRANCISCO, CALIFORNIA 94120
                         TELEPHONE:  (415) 421-9360

                                  Table of Contents
     Item                                                  Page No.


ABOUT ENDOWMENTS                                            1
DESCRIPTION OF CERTAIN SECURITIES                           2
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS            6
MANAGEMENT OF THE TRUST                                     7
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                  11
PURCHASE OF SHARES                                          15
EXECUTION OF PORTFOLIO TRANSACTIONS                         16
REDEMPTION OF SHARES                                        17
GENERAL INFORMATION                                         17
INVESTMENT RESULTS AND RELATED STATISTICS                   18
 FINANCIAL STATEMENTS                                     ATTACHED



                                ABOUT ENDOWMENTS

    Endowments is a business trust organized under the laws of the state of Delaware on May 14, 1998 with two separate series, Growth and Income Portfolio and Bond Portfolio. Growth and Income Portfolio was formerly known as Endowments, Inc. and was organized as a Delaware corporation. Bond Portfolio was formerly known as Bond Portfolio for Endowments, Inc. and was organized as a separate Delaware corporation. Endowments, Inc. and Bond Portfolio for Endowments, Inc. were reorganized as separate series of Endowments on July 31, 1998 with all of the assets of each predecessor fund transferred to Growth and Income Portfolio and Bond Portfolio, respectively. As a result, certain financial and other information appearing in the prospectus and statement of additional information reflect the operations of these predecessor entities through the date of the reorganization.

                       DESCRIPTION OF CERTAIN SECURITIES

BOND PORTFOLIO

 DEBT SECURITIES - The fund has no current intention (at least during the next 12 months) of investing in securities rated BB or below by Standard & Poor's ("S&P") and Ba or below by Moody's Investors Service, Inc. ("Moody's") (commonly known as "junk" bonds) or unrated but determined to be of equivalent quality by Capital Research and Management Company ("CRMC"). The fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security). The fund, however, has no current intention of holding more than 5% of its net assets in junk bonds. Junk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly. It may be more difficult to dispose of or to determine the value of junk bonds. See "Bond Ratings" for a complete description of the bond ratings.

 MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

 FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund agrees to sell such securities, it does not participate
in further gains or losses with respect to such securities.   If the other
party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

 WARRANTS AND RIGHTS - The fund may only acquire warrants or rights that are issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a stated amount of common stock or additional bonds to be exercised at a specified price. At the time the warrant is issued, the exercise price is usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

 INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

 Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

GROWTH AND INCOME PORTFOLIO

 REPURCHASE AGREEMENTS - Although the fund has no current intention in doing so, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

 CURRENCY TRANSACTIONS - Although the fund has no current intention to do so, the fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

 REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that invest primarily in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The return on REITs is dependent on such factors as the skill of management and the real estate environment in general. In addition, the risks associated with REIT debt and equity instruments, are similar to the risks of investing in corporate-issued debt and common stocks, respectively. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

GROWTH AND INCOME PORTFOLIO AND BOND PORTFOLIO

 BOND RATINGS - Growth and Income Portfolio may invest in debt securities which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least A by Standard & Poor's or Moody's Investors Service, Inc. Bond Portfolio invests in bonds and debentures (including straight debt securities), which are rated in the top four quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company). The top four rating categories for Standard & Poor's and Moody's are described below:

 Standard & Poor's:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher categories."

"Debt rated $BBB' has an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Moody's Investors Service, Inc.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds rated Baa are judged to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

 CASH AND CASH EQUIVALENTS - Each fund may invest in cash or cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

 PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objectives of the funds. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The funds do not anticipate that their portfolio turnovers will exceed 100% annually. A fund's portfolio turnover rate would equal 100% if each security in either fund's portfolio were replaced once per year.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The Trust has adopted certain fundamental policies and investment restrictions for the funds which cannot be changed without shareholder approval. The funds' investment objectives described in the Prospectus and the following fundamental investment restrictions require shareholder approval to be changed. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.) Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the funds' net assets unless otherwise indicated. The following are the funds' fundamental investment restrictions:

 1. A fund may not invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

 2. A fund may not make loans, but this limitation does not apply (i) to purchases of debt securities, loan participations, or the entry into of repurchase agreements, or (ii) to loans of portfolio securities if, as a result, no more than 33 1/3% of a fund's total assets would be on loan to third parties.

 3. A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the funds from investing in securities or other instruments backed by real estate, or the securities of companies engaged in the real estate business).

 4. A fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the funds, subject to restrictions described in the funds' prospectus and statement of additional information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

 5. A fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended.

 6. A fund may not borrow money, except temporarily for extraordinary or emergency purposes, in an amount not exceeding 5% of its total assets at the time of such borrowing.

 7. A fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

 8. A fund may not engage in the business of underwriting securities of other issuers, except to the extent that a fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

  The following investment policies of the funds and all other policies described in the funds' prospectus and this statement of additional information are considered non-fundamental and may be changed at any time with the approval of the Trust's board of trustees. The following nonfundamental policies apply to both funds:

 1. The funds may not invest in other companies for the purpose of exercising control or management.

2.   The funds may not purchase puts, calls or hedges.

3. The funds may not invest in securities of other investments companies, except as permitted by the Investment Company Act of 1940, as amended.

The following non-fundamental policy applies to Growth and Income Portfolio only:

1. The fund may not invest more than 10% of its total assets in securities that are not readily marketable.
The following non-fundamental policy applies to Bond Portfolio only:

1. The fund may not invest more than 15% of its total assets in securities that are not readily marketable.

  Restricted securities are treated as not readily marketable by the funds, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the Trust's board of trustees.

                            MANAGEMENT OF THE TRUST

 The Trust is managed by its board of trustees. The Trustees and officers of the Trust are listed below.

                            Trustees and Officers
         (with their principal occupations for the past five years#)


                                    TRUSTEES

 ROBERT B. EGELSTON*, 333 South Hope Street, Los Angeles, CA 90071, Age: 67. Chairman of the Board. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.

 FRANK L. ELLSWORTH*, 333 South Hope Street, Los Angeles, CA 90071, Age: 55. President and Trustee. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California.

 STEVEN D. LAVINE, 24700 McBean Parkway, Valencia, CA 91355, Age: 51. Trustee. President, California Institute of the Arts.

 PATRICIA A. McBRIDE, 4933 Mangold Circle, Dallas, TX 75229, Age: 55. Trustee. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.

 GAIL L. NEALE, 154 Prospect Parkway, Burlington, VT 05401, Age: 63. Trustee. President, The Lovejoy Consulting Group, Inc.

    CHARLES R. REDMOND, 2198 Fairhurst Drive, La Canada, CA 91011, Age: 72. Trustee. Former Chairman, Pfaffinger Foundation and former President and Chief Executive Officer, Times Mirror Foundation.

 THOMAS E. TERRY*, 333 South Hope Street, Los Angeles, CA 90071, Age: 60. Trustee. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994).

 ROBERT C. ZIEBARTH, P.O. Box 2156, Ketchum, ID 83340, Age: 62. Trustee. Management Consultant, Ziebarth Company.

 All of the officers listed are officers or employees of the investment adviser or affiliated companies. The Trust does not pay any salaries or fees to its trustees or officers. However, the Trust reimburses certain expenses of the trustees who are not affiliated with the investment adviser.



                                    OFFICERS

NAME AND ADDRESS                  AGE       POSITION(S) HELD       PRINCIPAL OCCUPATION(S) DURING
                                            WITH REGISTRANT        PAST 5 YEARS#

Robert G. O'Donnell               54        Senior Vice            Senior Vice President and Director,
P.O. Box 7650                               President              Capital Research and Management
San Francisco, CA 94120                                            Company

Abner D. Goldstine                68        Senior Vice            Senior Vice President and Director,
11100 Santa Monica Blvd.                    President              Capital Research and Management
Los Angeles, CA 90025                                              Company

Claudia P. Huntington             46        Vice President         Vice President, Capital Research and
333 South Hope Street                       (Growth and            Management Company
Los Angeles, CA 90071                       Income Portfolio)

John H. Smet                      42        Vice President         Vice President, Capital Research and
11100 Santa Monica Blvd.                    (Bond Portfolio)       Management Company
Los Angeles, CA 90025

Patrick F. Quan                   40        Secretary              Vice President, Fund Business
P.O. Box 7650                                                      Management Group, Capital Research
San Francisco, CA 94120                                            and Management Company

Lisa G. Hathaway                  36        Assistant Vice         Assistant Vice President, Fund
333 South Hope Street                       President              Business Management Group, Capital
Los Angeles, CA 90071                                              Research and Management Company

Anthony W. Hynes                  35        Treasurer              Vice President, Fund Business
135 South State College                                            Management Group, Capital Research
Blvd.                                                              and Management Company
Brea, CA 92821

Susi M. Silverman                 28        Assistant              Assistant Vice President, Fund
135 South State College                     Treasurer              Business Management Group, Capital
Blvd.                                                              Research and Management Company
Brea, CA 92821



_________________

# Positions within the organizations listed may have changed during this period.

  * An "interested person" of the funds within the meaning of the Investment Company Act of 1940 the basis of his affiliation with Capital Research and Management Company, the funds' investment adviser.

 All of the officers listed are officers or employees of Capital Research and Management Company or affiliated companies.

    All of the Trustees serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions as indicated: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, KCRW-FM National Public Radio, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride
- Commemara Conservancy Foundation, Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Dallas Women's Foundation, Girl Scout Council, Inc., Eugene and Margaret McDermott Art Fund, St. Mark's School of Texas, Southwest Museum of Science and Technology; Gail L. Neale - Concern for Dying, The Flynn Theater, National Advisory Council, Hampshire College, The JL Foundation, Shelburne Farms, The Vera Institute of Justice; Thomas E. Terry - Academy of Arts and Sciences, Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Community Foundation, Madison Opera, Inc., National Football Scholarship Foundation, Ten Chimneys Foundation, Waisman Center--University of Wisconsin; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Immaculate Heart High School, Loyola Marymount University, Los Angeles Urban League, The Music Center of Los Angeles County, A Noise Within, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

 INVESTMENT ADVISER - Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. Capital Research and Management Company believes that it is able to attract and retain quality personnel.

 An affiliate of Capital Research and Management Company compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 Capital Research and Management Company is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreements (the "Agreements") between the Trust, on behalf of Growth and Income Portfolio and Bond Portfolio, and Capital Research and Management Company, dated July 31, 1998, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreements also provide that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminates in the event of their assignment (as defined in said Act). The Agreements are identical except for conforming changes as the Investment Advisory and Service Agreements entered into by the funds in 1975 before their reorganization as separate series of a Delaware business trust.

 Capital Research and Management Company, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The Trust pays all expenses not specifically assumed by Capital Research and Management Company, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to Trustees unaffiliated with Capital Research and Management Company; association dues; and costs of stationery and forms prepared exclusively for the funds.

 Capital Research and Management Company receives a management fee at the annual rates of 1/2 of 1% of each fund's net assets up to $150,000,000 and 4/10 of 1% of such assets over $150,000,000.

 The Agreements provide for an advisory fee reduction to the extent that a fund's annual ordinary operating expenses exceed 0.75% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

    During the years ended 1998, 1997 and 1996, Capital Research and Management Company received from Growth and Income Portfolio advisory fees of $235,598, $276,008 and $300,818, and from Bond Portfolio advisory fees of $154,762, $177,223, and $214,202, respectively.

                  DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 Set forth below is a discussion of certain U.S. federal income tax issues concerning the funds and the purchase, ownership, and disposition of the funds' shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the funds' shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

 The Trust (including each fund) intends each year to qualify and elect to be treated as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code. Under Subchapter M, if the Trust distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify as a "regulated investment company," a fund must (a) in each taxable year, derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The funds also intend to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of a fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The funds may be required to pay withholding and other taxes imposed by foreign countries which would reduce a fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

 The funds may invest in shares of foreign corporations that may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the funds receive a so-called "excess distribution" with respect to PFIC stock, the funds itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the funds to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the funds held the PFIC shares. The funds will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

 The funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

 Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the funds from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

 If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

 Certain debt securities acquired by a fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

 Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a fund at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

 Transactions in options, futures and forward contracts undertaken by a fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the fund, and losses realized by the fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

 Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

 Recently enacted rules may affect the timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

 Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as "section 988" gains or losses, increase or decrease the amount of the fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her fund shares.

 The foregoing is limited to a summary of federal income taxation and should not be viewed as a comprehensive discussion of all tax considerations relevant to investors. Dividends and capital gain distributions may also be subject to state, foreign or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

 The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

 PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the funds' share prices would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.
Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading of the New York Stock Exchange on the next business day. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by Capital Research and Management Company to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where Capital Research and Management Company deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the funds' portfolio securities transactions are placed by the investment adviser. The investment adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the investment adviser or has sold shares of other funds served by the investment adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the investment adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.

    Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1998, 1997 and 1996, amounted to $37,000, $61,000, and
$52,000 for Growth and Income Portfolio. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio.

                              REDEMPTION OF SHARES

 For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

 Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the board of trustees, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

    INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the Trust's independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the Trust to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the reports of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

 COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

 REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on July 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the funds' independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the board of trustees of the Trust.

 The financial statements including the investment portfolios and the Reports of Independent Auditors contained in the Annual Report as of July 31, 1998 are included in this statement of additional information.

 YEAR 2000 - The funds and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The funds understand that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the funds' investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the funds invest could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a trustee of publicly traded companies; and disclosure of personal securities transactions.

 REMOVAL OF TRUSTEES BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Trust.

                     Investment Results and Related Statistics

 Growth and Income Portfolio's yield was 3.94% and Bond Portfolio's yield was 5.93% based on a 30-day (or one month) period ended July 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period. (Growth and Income Portfolio and Bond Portfolio do not have a sales charge.)

    Growth and Income Portfolio's average annual total return for the one-, five- and ten-year periods ended on July 31, 1998 was +9.05%, +15.80% and +14.62%, respectively. Bond Portfolio's average annual total return for the one-, five- and ten-year periods ended on July 31, 1998 was +6.70%, +5.98% and +9.09%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the board of trustees; and (2) a complete redemption at the end of any period illustrated.

 The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

 The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for the Growth and Income Portfolio and the Lehman Aggregate Bond Index for Bond Portfolio) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The funds may refer to results and surveys compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

         Growth and Income Portfolio vs. Various Unmanaged Indices


10-Year                  Growth       DJIA/1/    S&P 500/2/       Lipper Growth
8/1 -  7/31              and                                      and Income/3/
                         Income
                         Portfolio



1988 - 1998              +291%        +458%      +443%            +320%

1987 - 1997              +251         +336       +303             +252

1986 - 1996              +204         +330       +269             +220

1985 - 1995              +238         +391       +306             +255

1984 - 1994              +271         +385       +327             +290

1983 - 1993              +260         +333       +294             +249

1982 - 1992              +411         +528       +478             +381

1981 - 1991              +325         +392       +343             +290

1980 - 1990              +326         +392       +344             +301

1979 - 1989              +379         +409       +416             +387

1978 - 1988              +328         +308       +326             +329

1977 - 1987              +384         +388       +417             +412

1976 - 1986              +329         +208       +271             +301

1975 - 1985              +335         +177       +250             +287

1975# - 1985             +333         +177       +248             +287



                  Bond Portfolio vs. Various Unmanaged Indices


                                            Lehman           Lipper Average of
10-Year                                     Brothers         Corporate A-Rated
8/1 -  7/31           Bond Portfolio        Aggregate/4/     Debt Funds/5/

1988 - 1998           +139%                 +140%            +134%

1987 - 1997           +143                  +139             +135

1986 - 1996           +129                  +126             +119

1985 - 1995           +161                  +160             +148

1984 - 1994           +191                  +193             +178

1983 - 1993           +219                  +218             +201

1982 - 1992           +254                  +251             +232

1981 - 1991           +253                  +269             +233

1980 - 1990           +204                  +217             +188

1979 - 1989           +195                  +201             +184

1978 - 1988           +178                  +178             +164

1977 - 1987           +157                  +164             +151

1976 - 1986           +178                  +181             +168

1975 - 1985           +157                  N/A              +158

1975# - 1985          +158                  N/A              N/A



________________
#  From July 26, 1975

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                        and had taken
                                                        all dividends and
If you had                                              capital gain
invested $50,000                                        distributions
in Growth and Income                                    in shares, your
Portfolio this                                          investment would
many                                                    have been worth
years ago . . .                                         this much at
                                                             7/31/98
|                                                       |
Number                               Periods
of Years                             8/1  - 7/31        Value

1                                    1997 - 1998
                                                        $54,527

2                                    1996 - 1998
                                                        75,465

3                                    1995 - 1998
                                                        85,437

4                                    1994 - 1998
                                                        101,304

5                                    1993 - 1998
                                                        104,111

6                                    1992 - 1998
                                                        114,572

7                                    1991 - 1998
                                                        132,610

8                                    1990 - 1998
                                                        152,542

9                                    1989 - 1998
                                                        158,837

10                                   1988 - 1998
                                                        195,720

11                                   1987 - 1998
                                                        191,205

12                                   1986 - 1998
                                                        229,660

13                                   1985 - 1998
                                                        288,381

14                                   1984 - 1998
                                                        376,165

15                                   1983 - 1998
                                                        374,886

16                                   1982 - 1998
                                                        584,889

17                                   1981 - 1998
                                                        563,377

18                                   1980 - 1998
                                                        649,205

19                                   1979 - 1998
                                                        761,040

20                                   1978 - 1998
                                                        838,674

21                                   1977 - 1998
                                                        924,757

22                                   1976 - 1998
                                                        984,698

23                                   1975#- 1998
                                                        1,250,053



#  From July 26, 1975


             SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                      . . . and had taken
                                                     all dividends and
If you had                                           capital gain
invested $50,000                                     distributions
in Bond Portfolio this                               in shares, your
many                                                 investment would
years ago . . .                                      have been worth
                                                     this much at
                                                          7/31/98
|                                                    |
Number                        Periods
of Years                      8/1  - 7/31            Value


1                             1997 - 1998            $53,348

2                             1996 - 1998            59,124

3                             1995 - 1998            62,819

4                             1994 - 1998            67,828

5                             1993 - 1998            66,850

6                             1992 - 1998            74,699

7                             1991 - 1998            88,657

8                             1990 - 1998            98,212

9                             1989 - 1998            104,945

10                            1988 - 1998            119,305

11                            1987 - 1998            129,585

12                            1986 - 1998            135,305

13                            1985 - 1998            163,670

14                            1984 - 1998            197,451

15                            1983 - 1998            213,160

16                            1982 - 1998            264,220

17                            1981 - 1998            312,852

18                            1980 - 1998            298,531

19                            1979 - 1998            309,609

20                            1978 - 1998            331,228

21                            1977 - 1998            333,655

22                            1976 - 1998            375,540

23                            1975#- 1998            421,544



#  From July 26, 1975


   Illustration of a $50,000 investment in Growth and Income Portfolio with dividends reinvested and capital gain distributions taken in shares
(for the period July 26, 1975 through July 31, 1998)

             COST OF SHARES                                   VALUE OF SHARES
Year                                         Total                           From              From
Ended        Annual         Dividends        Investment     From Initial     Capital Gains     Dividends      Total
July 31      Dividends      (cumulative)     Cost           Investment       Reinvested        Reinvested     Value





1975#        $ 0            $ 0              $50,000        $49,769          $0                $ 0            $49,770

1976         2,408          2,408            52,408         60,781           0                 2,695          63,476

1977         2,454          4,862            54,862         62,331           0                 5,259          67,590

1978         2,899          7,761            57,761         65,910           0                 8,615          74,525

1979         3,511          11,272           61,272         69,263           0                 12,868         82,131

1980         4,322          15,594           65,594         77,021           0                 19,256         96,277

1981         6,326          21,920           71,920         79,847           4,739             26,356         110,942

1982         7,869          29,789           79,789         64,678           13,443            28,739         106,860

1983         6,722          36,511           86,511         96,477           20,052            50,197         166,726

1984         7,502          44,013           94,013         83,847           31,536            50,774         166,157

1985         9,036          53,049           103,049        95,601           53,303            67,832         216,736

1986         10,623         63,672           113,672        104,971          81,000            86,184         272,155

1987         12,851         76,523           126,523        104,222          123,158           99,505         326,885

1988         15,733         92,256           142,256        88,382           130,787           100,178        319,347

1989         17,918         110,174          160,174        96,368           167,745           129,388        393,501

1990         22,799         132,973          182,973        89,440           178,016           142,283        409,739

1991         21,836         154,809          204,809        94,623           202,831           173,872        471,326

1992         20,318         175,127          225,127        96,580           249,826           199,127        545,533

1993         21,415         196,542          246,542        97,479           279,694           223,176        600,349

1994         22,417         218,959          268,959        90,868           296,050           230,062        616,980

1995         22,961         241,920          291,920        95,522           369,066           266,973        731,561

1996         25,984         267,904          317,904        98,431           428,636           301,171        828,238

1997         25,982         293,886          343,886        119,852          629,560           396,858        1,146,270

1998         36,558         330,444          380,444        63,946           947,192           238,915        1,250,053


  # From July 26, 1975

The dollar amount of capital gain distributions during the period was $1,174,453.





   Illustration of a $50,000 investment in Bond Portfolio with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1998)

              COST OF SHARES                                    VALUE OF SHARES
Year                                         Total                           From              From
Ended         Annual       Dividends         Investment     From Initial     Capital Gains     Dividends      Total
July 31       Dividends    (cumulative)      Cost           Investment       Reinvested        Reinvested     Value


1975#         $ 0          $0                $50,000        $50,065          $ 0               $ 0            $50,064

1976          3,466        3,466             53,466         52,455           0                 3,668          56,123

1977          4,395        7,861             57,861         54,854           0                 8,315          63,169

1978          4,798        12,659            62,659         51,161           0                 12,472         63,633

1979          5,595        18,254            68,254         50,165           0                 17,913         68,078

1980          7,331        25,585            75,585         46,568           0                 24,036         70,604

1981          7,990        33,575            83,575         39,235           0                 28,137         67,372

1982          9,678        43,253            93,253         40,739           0                 39,032         79,771

1983          10,518       53,771            103,771        45,384           0                 53,497         98,881

1984          11,193       64,964            114,964        43,796           0                 62,950         106,746

1985          12,231       77,195            127,195        47,570           0                 81,205         128,775

1986          13,557       90,752            140,752        52,296           0                 103,480        155,776

1987          13,829       104,581           154,581        50,040           0                 112,609        162,649

1988          13,553       118,134           168,134        48,557           5,210             122,900        176,667

1989          15,800       133,934           183,934        50,630           5,433             144,778        200,841

1990          17,213       151,147           201,147        49,693           5,332             159,584        214,609

1991          19,146       170,293           220,293        50,432           5,411             181,896        237,739

1992          20,570       190,863           240,863        55,202           5,923             221,039        282,164

1993          22,376       213,239           263,239        55,827           12,805            246,660        315,292

1994          22,971       236,210           286,210        47,876           29,925            232,942        310,743

1995          23,564       259,774           309,774        47,762           31,232            256,528        335,522

1996          25,003       284,777           334,777        47,223           30,879            278,391        356,493

1997          26,094       310,871           360,871        48,756           31,882            314,450        395,088

1998          31,811       342,682           392,682        48,075           31,436            342,033        421,544



# From July 26, 1975

The dollar amount of capital gain distributions during the period was $33,339.


 EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO, JULY 31, 1998

                                                                 Shares or                   Percent
                                                                 Principal         Market     Of Net
EQUITY SECURITIES                                                   Amount          Value     Assets
(common and preferred stocks and convertible debentures)            ------         ------     ------
-----------------------------------------------------
ENERGY
Energy Sources - 6.90%
Amoco Corp.                                                          10,000       $417,500     0.97%
Atlantic Richfield Co.                                               17,000      1,151,750       2.67
Kerr-McGee Corp.                                                      5,000        256,563        .59
Texaco Inc.                                                           6,000        364,875        .85
Ultramar Diamond Shamrock Corp.                                      30,000        785,624       1.82
Utilities: Electric & Gas-8.14%
Ameren Corp.                                                         10,000        378,125        .88
DPL Inc.                                                             37,500        639,844       1.48
GPU Inc.                                                             20,000        715,000       1.66
K N Energy, Inc.                                                     12,000        593,250       1.38
Southern Electric PLC (United Kingdom)                               60,000        545,615       1.26
Williams Companies, Inc.                                             20,000        641,250       1.48
                                                                                   ------     ------
                                                                                 6,489,396      15.04
                                                                                   ------     ------
MATERIALS
Chemicals-7.09%
Dow Chemical Co.                                                      4,000        363,000        .84
International Flavors & Fragrances Inc.                              15,000        630,000       1.46
Morton International, Inc.                                           30,000        725,625       1.68
Praxair, Inc.                                                        15,000        738,750       1.71
Witco Corp.                                                          25,000        603,125       1.40
Forest Products & Paper-2.62%
Georgia-Pacific Corp., Georgia-Pacific Group                          5,000        256,875        .60
Georgia-Pacific Corp., Timber Group                                   5,000        112,188        .26
Union Camp Corp.                                                     12,000        509,250       1.18
Weyerhaeuser Co.                                                      6,000        252,000        .58
Metals: Nonferrous-1.12%
Aluminum Co. of America                                               7,000        485,188       1.12
Metals: Steel-1.40%
Allegheny Teledyne Inc.                                              30,000        599,999       1.40
                                                                                   ------     ------
                                                                                 5,276,000      12.23
                                                                                   ------     ------
CAPITAL EQUIPMENT
Data Processing & Reproduction-0.64%
Hewlett-Packard Co.                                                   5,000        277,500        .64
Electrical & Electronics-1.01%
Nokia Corp., Class A (ADR)(Finland)                                   5,000        435,625       1.01
Electronic Components-1.81%
Corning Inc.                                                         25,400        779,463       1.81
Energy Equipment-0.70%
Schlumberger Ltd.                                                     5,000        302,813        .70
Industrial Components-2.72%
Eaton Corp.                                                          10,000        652,500       1.51
Genuine Parts Co.                                                    15,000        520,313       1.21
Machinery & Engineering-0.79%
Caterpillar Inc.                                                      7,000        339,499        .79
                                                                                   ------     ------
                                                                                 3,307,713       7.67
                                                                                   ------     ------
CONSUMER GOODS
Automobiles-1.37%
Chrysler Corp.                                                       10,000        591,875       1.37
Beverages & Tobacco-3.39%
Anheuser-Busch Companies, Inc.                                       10,000        516,875       1.19
Imperial Tobacco Ltd. (United Kingdom)                               60,000        506,922       1.18
Philip Morris Companies Inc.                                         10,000        438,125       1.02
Food & Household Products-1.44%
General Mills, Inc.                                                  10,000        619,375       1.44
Health & Personal Care-6.96%
Avon Products, Inc.                                                   5,000        432,500       1.00
Glaxo Wellcome PLC (ADR)(United Kingdom)                             15,000        912,188       2.11
Kimberly-Clark Corp.                                                 15,000        674,063       1.56
Merck & Co., Inc.                                                     8,000        986,499       2.29
                                                                                   ------     ------
                                                                                 5,678,422      13.16
                                                                                   ------     ------
SERVICES
Broadcasting & Publishing-3.00%
Gannett Co., Inc.                                                     8,000        511,500       1.19
Houston Industries Inc. 7.00% Automatic Common Exchange
 Securities convertible preferred 2000(1)                            10,000        782,500       1.81
Business & Public Services-4.54%
Avery Dennison Corp.                                                 10,000        575,625       1.33
Browning-Ferris Industries, Inc.                                     10,000        351,875        .82
Cendant Corp. 3.00% convertible debentures 2002(2)                 $800,000        749,000       1.74
Electronic Data Systems Corp.                                         8,000        281,500        .65
Merchandising-2.17%
American Stores Co.                                                  15,000        347,813        .81
J.C. Penney Co., Inc.                                                10,000        586,875       1.36
Telecommunications-2.41%
Ameritech Corp.                                                      15,000        737,813       1.71
AT&T Corp.                                                            5,000        303,125        .70
Transportation: Rail & Road-1.38%
Norfolk Southern Corp.                                               20,000        597,499       1.38
                                                                                   ------     ------
                                                                                 5,825,125      13.50
                                                                                   ------     ------
FINANCE
Banking-8.64%
Bank of Tokyo-Mitsubishi, Ltd. (ADR)(Japan)                          25,000        250,000        .58
First Financial Bancorp.                                             12,200        330,925        .77
Fulton Financial Corp.                                               50,962      1,239,014       2.87
Huntington Bancshares Inc.                                           27,709        838,197       1.94
Wells Fargo & Co.                                                     3,000      1,067,625       2.48
Insurance-4.52%
Aetna Inc.                                                            5,000        346,563        .80
General Re Corp.                                                      2,000        474,000       1.10
Royal & Sun Alliance Insurance Group PLC (United Kingdom)            40,000        434,925       1.01
Trenwick Group Inc.                                                  20,000        694,999       1.61
Real Estate-4.88%
Apartment Investment and Management Co., Class A                     10,000        380,000        .88
Archstone Communities Trust (formerly Security Capital Pacific       34,285        719,985       1.67
Boston Properties, Inc.                                              10,000        323,125        .75
CCA Prison Realty Trust                                              15,000        323,438        .75
Spieker Properties, Inc.                                             10,000        359,374        .83
                                                                                   ------     ------
                                                                                 7,782,170      18.04
                                                                                   ------     ------

MISCELLANEOUS
 Other equity securities in initial period of acquisition                          201,413        .47
                                                                                   ------     ------

TOTAL EQUITY  SECURITIES (cost: $35,085,140)                                    34,560,239      80.11
                                                                                   ------     ------



SHORT-TERM SECURITIES
Corporate Short-Term Notes-16.19%
A.I. Credit Corp.  5.49% due 8/13/98                                $1,000        998,018        2.31
Abbott Laboratories  5.49% due 9/1/98                                1,000        995,120        2.31
Bell Atlantic Financial Services, Inc. 5.50% due 8/6/98                900        899,175        2.08
Emerson Electric Co. 5.51% due 8/6/98                                  600        599,449        1.39
Lucent Technologies Inc. 5.52% due 9/11/98                           1,000        993,560        2.30
Pitney Bowes Credit Corp. 5.50% due 8/7/98                           1,000        998,931        2.32
St. Paul Companies., Inc. 5.55% due 8/7/98                             500        499,460        1.16
Xerox Corp. 5.48% due 8/6/98                                         1,000        999,086        2.32
                                                                                   ------     ------
                                                                                6,982,799       16.19
                                                                                   ------     ------

Federal Agency Discount Notes-2.19%
Freddie Mac 5.46% due 9/4/98                                           950        944,957        2.19
                                                                                   ------     ------
TOTAL SHORT-TERM SECURITIES (cost: $7,927,756)                                  7,927,756       18.38
                                                                                   ------     ------
TOTAL INVESTMENT SECURITIES (cost: $43,012,896)                                42,487,995       98.49
Excess of cash and receivables over payables                                      652,905        1.51
                                                                                   ------     ------
NET ASSETS                                                                     43,140,900      100.00
                                                                                   ======     ======

(1)Security is convertible into Time Warner shares.
(2)Purchased in a private placement transaction;
   resale may be limited to qualified institutional buyers;
   resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements


Growth and Income Portfolio
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1998
Assets:
Investment securities at market
 (cost: $43,012,896)                                                      $42,487,995
Cash                                                                          603,738
Receivables for-
 Sales of fund's shares                                        22,500
 Dividends and accrued interest                                77,576
 Reimbursement of expenses from
  investment adviser                                           24,279         124,355
                                                              -------         -------
                                                                           43,216,088
Liabilities:
Payables for -
 Purchases of investments                                      20,903
 Accrued expenses                                              54,285          75,188
                                                              -------         -------
Net Assets at July 31, 1998 -
 Equivalent to $12.09 per share on
 3,569,108 shares of beneficial interest
 issued and outstanding; unlimited
 shares authorized                                                        $43,140,900
                                                                             ========


Statement of Operations
for the year ended July 31, 1998
Investment Income:
Income:
 Dividends                                               $  1,053,909
 Interest                                                     557,735      $1,611,644
                                                              -------
Expenses:
 Management services fee                                      235,598
 Reports to shareholders                                       24,900
 Registration statement and prospectus                         23,816
 Auditing fees                                                 31,000
 Legal fees                                                    42,295
 Custodian fee                                                    874
 Taxes other than federal income tax                           29,862
 Other expenses                                                28,093
                                                              -------
  Total expenses before reimbursement                         416,439
 Reimbursement of expenses                                     63,974         352,464
                                                              -------         -------
 Net investment income                                                      1,259,180
                                                                              -------
Realized Gain and Change in Unrealized
 Appreciation (Depreciation)
 on Investments:

Net realized gain                                                          13,791,367
Net change in unrealized appreciation
   (depreciation) on investments                                          (10,940,194)
                                                                              -------
 Net realized gain and change in unrealized
  appreciation (depreciation)                                               2,851,173
  on investments                                                              -------

Net Increase in Net Assets Resulting
 from Operations                                                          $ 4,110,353
                                                                             ========

Statement of Changes in Net Assets

                                                           Year ended
                                                                 1998            1997
Operations:
Net investment income                                  $    1,259,180  $    1,504,304
Net realized gain on investments                           13,791,367      14,485,532
Net unrealized (depreciation) appreciation
 on investments                                           (10,940,194)      1,781,952
                                                              -------         -------
 Net increase in net assets resulting
  from operations                                           4,110,353      17,771,788
                                                              -------         -------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                       (1,382,106)     (1,543,830)
Distributions from net realized
 gain on investments                                      (26,584,691)     (6,480,136)
                                                              -------         -------
 Total dividends and distributions                        (27,966,797)     (8,023,966)
                                                              -------         -------
Capital Share Transactions:
Proceeds from shares sold:
 180,191 and 198,622
 shares, respectively                                       3,165,176       3,944,263
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 1,930,591 and 396,508 shares,
 respectively                                              27,173,082       7,514,541
Cost of shares repurchased:
 647,743 and 1,675,374
 shares,  respectively                                    (11,068,403)    (32,784,034)
                                                              -------         -------
 Net increase (decrease) in net assets
  resulting from capital share transactions                19,269,855     (21,325,230)
                                                              -------         -------
Total Decrease in Net Assets                               (4,586,589)    (11,577,408)
Net Assets:
Beginning of year                                          47,727,489      59,304,897
                                                              -------         -------
End of year (including undistributed
 net investment income:  $0 and
 $118,014, respectively)                                  $43,140,900    $ 47,727,489
                                                             ========        ========
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. On July 21, 1998 the shareholders of Endowments, Inc. (the "predecessor") approved an Agreement and Plan of Reorganization providing for the transfer, on July 31, 1998, of all its assets and liabilities in exchange for the issuance of shares in Growth and Income Portfolio (the "fund"), a series of Endowments, an open-end, diversified management investment company registered under the Investment Company Act of 1940, in a tax-free reorganization. In accordance with generally accepted accounting principles, the statement of operations, the statement of changes in net assets and the per-share data and ratios presented herein include those of the predecessor immediately prior to the reorganization. The investment portfolio includes securities held by the fund immediately following the reorganization. Because the fund acquired all the assets and liabilities and adopted the same accounting policies of the predecessor, the notes to financial statements relate to both the fund and its predecessor.

 The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of July 31, 1998, net unrealized depreciation on investments for book and federal income tax purposes aggregated $524,901 of which $49,993 related to appreciated securities and $574,894 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $43,012,896 at July 31, 1998.

3. The fee of $235,598 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the predecessor were affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provided for a fee reduction to the extent annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. As of July 31, 1998, no such fee reduction was required.

  In addition, CRMC voluntarily agreed to waive its management services fees to the extent necessary to ensure that the predecessor's annual ordinary operating expenses did not exceed 0.75% of average net assets. Fee reductions were $63,974 for the year ended July 31, 1998. Following the reorganization, this voluntary fee reduction was incorporated into the terms of the Investment Advisory and Service Agreement.

  No fees are paid by the fund to its officers and Trustees.

4. As of July 31, 1998, there was no accumulated undistributed net realized gain on investments and paid-in capital was $43,683,871.

  The predecessor made purchases and sales of investment securities, excluding short-term securities, of $18,089,204 and $26,110,590, respectively, during the year ended July 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $874 was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
                                                                          Year Ended     July 31
                                                                 ------       ------      ------     ------     ------
                                                                   1998         1997        1996       1995       1994
                                                                 ------       ------      ------     ------     ------
Net Asset Value, Beginning of Year                               $22.66       $18.61      $18.06     $17.18     $18.43
                                                                 ------       ------      ------     ------     ------
 Income from Investment Operations:
  Net investment income                                             .51          .56         .58        .63        .65
  Net realized and unrealized
   gain (loss) on investments                                      1.16         6.04        1.73       2.21       (.16)
                                                                 ------       ------      ------     ------     ------
   Total income from investment operations                         1.67         6.60        2.31       2.84        .49
                                                                 ------       ------      ------     ------     ------
 Less Distributions:
  Dividends from net investment income                             (.57)        (.55)       (.61)      (.61)      (.66)
  Distributions from net realized gains                          (11.67)       (2.00)      (1.15)     (1.35)     (1.08)
                                                                 ------       ------      ------     ------     ------
   Total distributions                                           (12.24)       (2.55)      (1.76)     (1.96)     (1.74)
                                                                 ------       ------      ------     ------     ------
Net Asset Value, End of Year                                     $12.09       $22.66      $18.61     $18.06     $17.18
                                                                 ======       ======      ======     ======     ======
Total Return                                                       9.05%       38.40%      13.22%     18.57%      2.77%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                            $43          $48         $59        $57        $53
 Ratio of expenses to average net assets                      0.75% (1)          .74%        .72%       .73%       .73%
 Ratio of net income to average net assets                         2.69%        2.73%       3.12%      3.70%      3.78%
 Portfolio turnover rate                                          48.59%       50.69%      38.73%     24.04%     25.58%

(1) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.89%
  for the fiscal year ended 1998.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Endowments and Shareholders of Growth and Income Portfolio:

    We have audited the accompanying statement of assets and liabilities of Endowments, Growth and Income Portfolio (the "fund"), including the investment portfolio, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Growth and Income Portfolio at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 28, 1998

Published Report Name                                                      Mkt Val

BOND PORTFOLIO
INVESTMENT PORTFOLIO, JULY 31, 1998                             Shares or
                                                                 Principal              Percent
                                                                    Amount       Market  of Net
BONDS, NOTES & PREFERRED STOCKS                                      (000)        Value  Assets
Industrials - 12.80%
Bell Atlantic Financial Services, Inc. 5.75% convertible debentu     $ 160    $ 165,600    .57%
Columbia/HCA Healthcare Corp. 8.85% 2007                                125     133,358      .46
Comcast Cable Communications, Inc.:                                     250     278,673
 8.375% 2007                                                            250     298,980     1.99
 8.875% 2017
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (1)          300     256,542      .88
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                     450     351,000     1.21
Inco Ltd.:
 9.875% 2019                                                            300     316,620
 9.60% 2022                                                             700     780,136     3.77
Petrozuata Finance, Inc., Series A, 7.63% 2009(1)                       250     250,433      .86
Scotia Pacific Company LLC, Timber Collateralized Notes:
 Class A-1, 6.55% 2028(1)                                               250     248,480
 Class A-2, 7.11% 2028(1)                                               250     246,203     1.70
Wharf International Finance Ltd., Series A, 7.625% 2007                 500     396,938     1.36
                                                                               --------  --------
                                                                              3,722,963    12.80
                                                                               --------  --------
Electric Utilities - 0.59%
Israel Electric Corp. Ltd. 7.75% 2027(1)                                175     170,573      .59
                                                                               --------  --------
Multi-Industry - 0.63%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual
 capital securities(1)                                          10,000 shar     184,600      .63
                                                                               --------  --------
Transportation - 9.69%
Airplanes Pass Through Trust, Series 1, Class C, 8.15%  2019 (2)     $ 993    1,044,426     3.59
Canadian National Railway Company 6.45% 2036 (3)                        250     250,558      .86
Jet Equipment Trust, Series 1994-A, 11.79% 2013(1)                      750   1,029,098     3.54
USAir, Inc., Enhanced Equipment Notes, Class B, 7.50% 2009 (2)          470     494,247     1.70
                                                                               --------  --------
                                                                              2,818,329     9.69
                                                                               --------  --------
Financial - 10.31%
AT&T Capital Corp. 6.60% 2005                                           500     502,180     1.73
Barnett Capital I 8.06% 2026                                            500     543,760     1.87
BNP U.S. Funding LLC, Series A, 7.738% 2049 (1)(3)                      500     497,790     1.71
Household Finance Corp. 6.40% 2008                                      250     248,883      .86
IBJ Preferred Capital Company LLC noncumulative preferred securities,
 Series A, 8.79% (1)                                                    250     231,915      .80
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                       300     313,731     1.08
NB Capital Corp., 8.35% exchangeable depositary shares          10,000 shar     258,400      .89
SB Treasury Company LLC noncumulative preferred securities,
 Series A, 9.40% (1)                                                 $ 125      125,373      .43
Washington Mutual Capital I Subordinated Capital Income Securities,
 8.375% 2027                                                            250     274,974      .94
                                                                               --------  --------
                                                                              2,997,006    10.31
                                                                               --------  --------
Real Estate - 3.03%
Irvine Co. 7.46% 2006 (1)(4)                                            500     510,125     1.75
ProLogis Trust 7.05% 2006                                               125     125,390      .43
SocGen Real Estate Co. LLC, Series A, 7.64% 2049(1)                     250     246,568      .85
                                                                               --------  --------
                                                                                882,083     3.03
                                                                               --------  --------
Collateralized Mortgage/Asset-Backed Obligations (2)- 3.36%
Asset-Backed Securities Investment Trust, Series 1997-D, 6.79% 2        250     250,390      .86
Merrill Lynch Mortgage Investors, Inc.,
 Seller Manufactured Housing Contract, Series 1995-C2,
  Class A-1, 7.0875% 2021 (3)                                           255     260,563      .90
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28%        244     246,325      .85
Structured Asset Securities Corp., Series 1996-CFL,
 Class A2A, 7.75% 2028                                                  217     218,356      .75
                                                                               --------  --------
                                                                                975,634     3.36
Governments (excluding U.S. Government) &                                      --------  --------
Governmental Authorities - 3.85%
Quebec (Province of) 13.25% 2014                                      1,000   1,118,630     3.85
                                                                               --------  --------
Federal Agency Obligations - Mortgage Pass-Throughs (2)- 10.79%
Fannie Mae:
 9.00% 2020                                                             197     209,280
 6.167% 2033 (3)                                                        416     418,298     2.16
Freddie Mac:
 8.75% 2008                                                              94      98,292
 12.50% 2019                                                             42      48,245      .86
 9.00% 2020                                                              97     103,296
Government National Mortgage Assn.:
 8.50% 2008                                                             278     295,630
 10.00% 2019                                                            298     327,485
 6.875% 2024 (3)                                                        555     563,579     7.77
 7.375% 2024 (3)                                                        517     525,374
 7.50% 2024                                                             531     546,883
                                                                               --------  --------
                                                                              3,136,362    10.79
U.S. Treasury Obligations - 38.50%                                             --------  --------
 9.25% August 1998                                                    1,000   1,000,939
 11.625% November 2002                                                  775     950,948
 7.25% May 2004                                                       1,000   1,082,660
 11.625% November 2004                                                1,250   1,644,525    38.50
 9.125% May 2009                                                        500     583,595
 10.375% November 2012                                                2,000   2,660,620
 8.875% August 2017                                                   2,425   3,275,642
                                                                               --------  --------
                                                                             11,198,929    38.50
                                                                               --------  --------
TOTAL BONDS, NOTES & PREFERRED STOCKS (cost: $27,232,852)                  $ 27,205,108.   93.55
                                                                               --------  --------



TOTAL INVESTMENT SECURITIES (cost: $27,232,852)                              27,205,109    93.55
Excess of cash and receivables over payables                                  1,874,293     6.45
                                                                               --------  --------
NET ASSETS                                                                 $ 29,079,402.100.00%
                                                                             ========== =======



(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Coupon rate may change periodically.
(4) Valued under procedures established
 by the Board of Trustees.


See Notes to Financial Statements


Bond Portfolio
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1998
Assets:
Investment securities at market
 (cost: $27,232,852)                                            $27,205,109
Cash                                                              1,434,347
Receivables for-
 Sales of investments                                 $  1,651
 Accrued interest                                      484,566
 Reimbursement of expenses
  from investment adviser                               31,961      518,178
                                                      --------     --------
                                                                 29,157,634
Liabilities:
Payables for-
 Repurchases of fund's shares                           22,500
 Accrued expenses                                       55,732       78,232
                                                      --------     --------
Net Assets at July 31, 1998-
 Equivalent to $16.93 per share on
 1,717,266 shares of beneficial interest
 issued and outstanding; unlimited
 shares authorized                                              $29,079,402
                                                                ===========
Statement of Operations
for the year ended July 31, 1998
Investment Income:
Income:
 Dividends                                          $   21,794
 Interest                                            2,332,507  $ 2,354,301
                                                      --------
Expenses:
 Management services fee                           $   154,762
 Reports to shareholders                                25,208
 Registration statement and prospectus                  25,322
 Auditing fees                                          33,250
 Legal fees                                             42,131
 Custodian fee                                             151
 Taxes other than federal income tax                    25,048
 Other expenses                                         28,015
                                                      --------
  Total expenses before reimbursement                  333,887
 Reimbursement of expenses                             102,579      231,308
                                                      --------     --------
 Net investment income                                            2,122,993
                                                                   --------
Realized Gain and Change in Unrealized
 Appreciation (Depreciation)
 on Investments:
Net realized gain                                                   543,139
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of year                                     625,522
 End of year                                           (27,743)
                                                      --------
  Net change in unrealized appreciation
   (depreciation) on investments                                   (653,265)
                                                                   --------
 Net realized gain and change in unrealized
  appreciation (depreciation)                                      (110,126)
  on investments
                                                                   --------
Net Increase in Net Assets Resulting
 from Operations                                               $   2,012,867
                                                                ===========
Statement of Changes in Net Assets

                                                    Year ended      July 31
                                                          1998         1997
Operations:
Net investment income                              $ 2,122,993  $ 2,508,147
Net realized gain (loss) on investments                543,139     (216,967)
Net unrealized appreciation (depreciation) on
 investments                                          (653,265)   1,356,940
                                                      --------     --------
 Net increase in net assets resulting
  from operations                                    2,012,867    3,648,120
                                                      --------     --------
Dividends Paid to
 Shareholders:
Dividends from net investment income                (2,405,442)  (2,533,400)
                                                      --------     --------
Capital Share Transactions:
Proceeds from shares sold:
 129,544 and 187,635
 shares, respectively                                2,202,671    3,152,584
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 57,517 and 65,746 shares,
 respectively                                          968,653    1,089,420
Cost of shares repurchased:
 393,839 and 822,286
 shares, respectively                               (6,732,042) (13,772,096)
                                                      --------     --------
 Net decrease in net assets resulting
  from capital share transactions                   (3,560,718)  (9,530,092)
                                                      --------     --------
Total Decrease in Net Assets                        (3,953,293)  (8,415,372)
Net Assets:
Beginning of year                                   33,032,695   41,448,067
                                                      --------     --------
End of year (including undistributed
 net investment income:  $0 and
 $274,340, respectively)                           $29,079,402  $33,032,695
                                                     =========  ===========

See Notes to Financial Statements

Notes to Financial Statements

1. On July 21, 1998 the shareholders of Bond Portfolio for Endowments, Inc. (the "predecessor") approved an Agreement and Plan of Reorganization providing for the transfer, on July 31, 1998, of all its assets and liabilities in exchange for the issuance of shares in Bond Portfolio (the "fund"), a series of Endowments, an open-end, diversified management investment company registered under the Investment Company Act of 1940, in a tax-free reorganization. In accordance with generally accepted accounting principles, the statement of operations, the statement of changes in net assets and the per-share data and ratios presented herein include those of the predecessor immediately prior to the reorganization. The investment portfolio includes securities held by the fund immediately following the reorganization. Because the fund acquired all the assets and liabilities and adopted the same accounting policies of the predecessor, the notes to financial statements relate to both the fund and its predecessor.

The fund seeks to provide as high a level of current income as is consistent with preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.

Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of July 31, 1998, net unrealized depreciation on investments for book and federal income tax purposes aggregated $27,743 of which $7,236 related to appreciated securities and $34,979 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $27,232,852 at July 31, 1998.

3. The fee of $154,762 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the predecessor were affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of .50% of the first $150 million of average net assets and .40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provided for a fee reduction to the extent annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses.

   In addition, CRMC voluntarily agreed to waive its management services fees to the extent necessary to ensure that the predecessor's annual ordinary operating expenses did not exceed 0.75% of average net assets. Fee reductions were $102,579 for the year ended July 31, 1998. Following the reorganization, this voluntary fee reduction was incorporated into the terms of the Investment Advisory and Service Agreement.

 No fees are paid by the fund to its officers and Trustees.

4. As of July 31, 1998, accumulated net realized loss on investments was $316 and paid-in capital was $29,115,570.

   The predecessor made purchases and sales of investment securities, excluding short-term securities, of $14,161,693 and $15,734,147, respectively, during the year ended July 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $151 was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
                                                          Year Ended   July 31
                                                            -------    -------   -------   -------  -------
                                                               1998       1997      1996      1995     1994
Net Asset Value, Beginning of Year                             17.17      16.63     16.82     16.86    19.66
                                                            -------    -------   -------   -------  -------
 Income from Investment Operations:
  Net investment income                                        1.19       1.21      1.22      1.26     1.32
  Net realized and unrealized
   gain (loss) on investments                                  (.09)       .52      (.19)      .01    (1.51)
                                                            -------    -------   -------   -------  -------
   Total income (loss) from investment
    operations                                                 1.10       1.73      1.03      1.27     (.19)
                                                            -------    -------   -------   -------  -------
 Less Distributions:
  Dividends from net investment income                        (1.34)     (1.19)    (1.22)    (1.24)   (1.35)
  Distributions from net realized gains                           -          -         -      (.07)   (1.26)
                                                            -------    -------   -------   -------  -------
   Total distributions                                        (1.34)     (1.19)    (1.22)    (1.31)   (2.61)
                                                            -------    -------   -------   -------  -------
Net Asset Value, End of Year                                   16.93      17.17     16.63     16.82    16.86
                                                            =======    =======   =======   =======  =======
Total Return                                                   6.70%  10.83%      6.25%       7.97%  (1.44)%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                        $29        $33       $41       $44      $46
 Ratio of expenses to average net assets                   .75% (1)    .75%(1)   .75%(1)       .76%     .77%
 Ratio of net income to average net assets                     6.87%   7.04%      7.17%       7.52%    6.99%
 Portfolio turnover rate                                      50.40%  22.18%     54.43%      69.22%   82.12%

(1) Had CRMC not waived management services fees, the fund's expense ratio would have been 1.08%, 0.85%, and 0.80%
  for the fiscal years ended 1998, 1997, and 1996, respectively.


INDEPENDENT AUDITORS' REPORT
To the Board of Trustees of Endowments and Shareholders of Bond Portfolio:

  We have audited the accompanying statement of assets and liabilities of Endowments, Bond Portfolio (the "fund"), including the investment portfolio, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Bond Portfolio at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 28, 1998


                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

 (a)  Included in Prospectus - Part A
    Financial Highlights
  Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report

 (b) Exhibits.
  1. On file (see SEC file nos. 811-1884 and 2-34371)
  2. On file (see SEC file nos. 811-1884 and 2-34371)
  3. None
  4. None
  5. On file (see SEC file nos. 811-1884 and 2-34371)
  6. None
  7. None
  8. On file (see SEC file nos. 811-1884 and 2-34371)
 9. On file (see SEC file nos. 811-1884 and 2-34371)
 10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. None
  15. None
  16. On file (see SEC file nos. 811-1884 and 2-34371)
  17. Financial Data Schedule (EDGAR)

Item 25. Persons Controlled by or under Common Control with Registrant.

  None.

Item 26. Number of Holders of Securities.

  As of August 31, 1998, there were 66 record holders of shares of beneficialinterest of Growth and Income Portfolio and 57 record holders of shares of beneficial interest of Bond Portfolio.

Item 27. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28. Business and Other Connections of Investment Adviser.

  None.

Item 29. Principal Underwriters.
  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the fund's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.

  None.

Item 32. Undertakings.
  (a) Not Applicable
  (b) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.
  (c) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 28th day of September, 1998.

      ENDOWMENTS

      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:

/s/ Jennifer L. Yardley
Jennifer L. Yardley

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 28, 1998, by the following persons in the capacities indicated.

         Signature                                 Title



(1)      Principal Executive Officer:
                                                   President and
         /s/ Frank L. Ellsworth                    Trustee
         (Frank L. Ellsworth)

(2)      Principal Financial Officer and
         Principal Accounting Officer:

         /s/ Anthony W. Hynes, Jr.                 Treasurer
         (Anthony W. Hynes, Jr.)

(3)      Trustees:

         /s/ Robert B. Egelston
         Robert B. Egelston                        Chairman
         Steven D. Lavine*                         Trustee
         Patricia A. McBride*                      Trustee
         Gail L. Neale*                            Trustee
         Charles R. Redmond*                       Trustee
         Thomas E. Terry*                          Trustee
         Robert C. Ziebarth*                       Trustee

*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact

  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Michele Y. Yang
      Michele Y. Yang, Counsel